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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 1998

                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
              DELAWARE                            0-21802                          34-1741211
    (STATE OR OTHER JURISDICTION                (COMMISSION                       (IRS EMPLOYER
          OF INCORPORATION)                     FILE NUMBER)                    IDENTIFICATION NO.)


               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                                                 43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374

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ITEM 5.    OTHER ITEMS

           At the Annual Meeting of Stockholders of N-Viro International Corporation, a Delaware corporation (the "Company"), a majority of the Stockholders of the Company adopted two proposals to amend the Certificate of Incorporation of the Company. The Certificate of Incorporation of the Company was amended and restated to reduce the number of authorized shares of capital stock of the Company to 7,000,000 shares of common stock and 2,000,000 shares of preferred stock and to include a new Article Ten providing for a shareholder super majority vote requirement for the approval of certain takeover offers presented to the Company.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits

          3.1    Amended and Restated Certificate of Incorporation



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 18, 1998                   By: /s/ James K. McHugh
                                          --------------------------------------
                                       James K. McHugh, Chief Financial Officer,
                                       Secretary and Treasurer


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                                  EXHIBIT INDEX
                                  -------------


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
                       DESIGNATION NUMBER
                       UNDER ITEM 601 OF
EXHIBIT NO.             REGULATION S-K               DESCRIPTION
-----------             --------------               -----------

  3.1                        3(i)                    Amended and Restated
                                                     Certificate of Incorporation
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